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                                                                    EXHIBIT 23.2
                                                                    ------------



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 27, 1998 appearing on page 39 of Peritus Software Services, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP



Boston, Massachusetts
August 7, 1998